Filed under Rules 497(k) and 497(e)
Registration No. 333-32798

SunAmerica Senior Floating Rate Fund, Inc.

AIG Senior Floating Rate Fund

(the “Fund”)

Supplement dated November 19, 2018, to the Summary Prospectus, Prospectus

and Statement of Additional Information

each dated April 30, 2018, as supplemented and amended to date

Effective November 19, 2018, SunAmerica Asset Management, LLC (“SunAmerica”) has agreed to modify the expense caps on total expenses to reduce the net expenses paid by shareholders of the Fund. In addition, pursuant to an Amended and Restated Advisory Fee Waiver Agreement, SunAmerica has contractually agreed to waive further a portion of its fees payable by the Fund through April 30, 2020. Accordingly, the following changes to the Summary Prospectus, Prospectus and Statement of Additional Information are effective as of November 19, 2018:

The table in the section of the Fund’s Summary Prospectus entitled “Fees and Expenses of the Fund” and the table in the subsection of the Fund’s Prospectus entitled “Fund Highlights – Fees and Expenses of the Fund” are deleted in their entirety and replaced with the following:

	Class A	Class C	Class W
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.35%	0.75%	None
Other Expenses	0.64%	0.63%	0.90%
Administrative Fee(2)	0.20%	0.20%	0.20%
Acquired Fund Fees	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses Before Fee Waiver and/or Expense Reimbursement	1.85%	2.24%	1.76%
Fee Waiver and/or Expense Reimbursement(3)(4)	0.80%	0.79%	0.91%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)(4)	1.05%	1.45%	0.85%

(1)

Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (“CDSC”) on redemptions made within two years of purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 7-9 of the Prospectus for more information about the CDSCs.

(2)	The Administrative Fee is a component of Other Expenses.

(3)

Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.04%, 1.44% and 0.84% for Class A, Class C and Class W shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This agreement will continue in effect indefinitely, unless terminated by the Board of Directors, including a majority of the directors of the Board of Directors who are not “interested persons” of SunAmerica Senior Floating Rate Fund, Inc. as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)

Pursuant to an Advisory Fee Waiver Agreement, effective through April 30, 2020, SunAmerica is contractually obligated to waive its advisory fee with respect to the Fund so that the advisory fee payable by the Fund to SunAmerica equals 0.63% on the first $2 billion of average daily net assets and 0.58% above $2 billion of average daily net assets. This agreement may be modified or discontinued prior to April 30, 2020, only with the approval of the Board of Directors, including a majority of the directors who are not “interested persons” of SunAmerica Senior Floating Rate Fund, Inc. as defined in the 1940 Act.

The subsection of the Fund’s Summary Prospectus entitled “Fees and Expenses of the Fund – Example” and the subsection of the Fund’s Prospectus entitled “Fund Highlights – Fees and Expenses of the Fund – Example” are deleted in their entirety and replaced with the following:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that all fee waivers and/or reimbursements remain in place through the term of the applicable waiver and/or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$478	$697	$933	$1,609
Class C	248	459	792	1,735
Class W	87	271	471	1,049

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$478	$697	$933	$1,609
Class C	148	459	792	1,735
Class W	87	271	471	1,049

The eighth and ninth paragraphs of the subsection of the Fund’s Statement of Additional Information entitled “Adviser, Subadviser, Personal Securities Trading, Distributor and Servicing Agent” are deleted in their entirety and replaced with the following:

Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent necessary so that Total Annual Fund Operating Expenses do not exceed the following amounts: Class A – 1.04%; Class C – 1.44%; Class W – 0.84%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. These contractual expense waivers and/or reimbursements will continue indefinitely, unless terminated by the Board of Directors, including a majority of the Disinterested Directors.

Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive a portion of its advisory fee with respect to the Fund so that the advisory fee rate payable by the Fund to SunAmerica under the Advisory Agreement is 0.63% on the first $2 billion of the Fund’s average daily net assets and 0.58% above $2 billion of the Fund’s average daily net assets. The Advisory Fee Waiver Agreement will continue in effect until April 30, 2020, and from year to year thereafter provided such continuance is agreed to by SunAmerica and approved by a majority of the Directors of the Corporation who (i) are not “interested persons” of the Corporation or the Adviser, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of the Advisory Fee Waiver Agreement. Upon termination of the Advisory Agreement with respect to the Fund, the Advisory Fee Waiver Agreement shall automatically terminate.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Summary Prospectus, Prospectus and/or the Statement of Additional Information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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